SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2011

ENTECH  SOLAR, INC.
(Exact Name of Registrant as specified in charter)

Delaware	001-34592	33-0123045

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

13301 Park Vista Boulevard, Suite 100, Fort Worth, Texas	76177
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   817/ 224-3600

                                                  N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(__) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
(__) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
(__) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
(__) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 11, 2011, Entech Solar, Inc. (the “Company”) and The Quercus Trust (“Quercus”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which Quercus purchased 2,500,000 shares of the Company’s common stock, par value $0.001 per share, at a price of $0.08 per share, for an aggregate purchase price of $200,000.

The preceding discussion is qualified in its entirety by, and is subject to, the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Quercus is a family trust of which David Gelbaum is a trustee.  Mr. Gelbaum is the Chief Executive Officer of the Company and Chairman of its Board of Directors.  After the issuance of the shares referred to above, Quercus will beneficially own approximately 39.31% of the voting power of the Company’s outstanding securities.

In connection with the foregoing issuance, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities.  The offering and sale was made to a single person, who is an accredited investor, and transfer is restricted by the Company in accordance with the requirements of the Securities Act.

ITEM 3.02   UNREGISTERED SALES OF EQUITY SECURITIES.

The disclosure in Item 1.01 of this Form 8-K is incorporated by reference into this Item 3.02.

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On April 7, 2011, the Company’s Board of Directors appointed A.J. McDanal, age 62, as our Chief Operating Officer, effective immediately. Mr. McDanal has over 40 years’ experience in the solar industry and has served as the Company’s Vice President of Research and Development since January 2008.  Prior to serving in this position, Mr. McDanal served for 24 years as Vice President of Engineering and Manufacturing of ENTECH, Inc., a company he helped found in 1983 and which was acquired by the Company in January 2008.  Mr. McDanal also served as corporate Treasurer for ENTECH, Inc. and oversaw numerous operational and general business matters.  Mr. McDanal holds a BS in Aerospace Engineering from the University of Alabama.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit Number	Description of Exhibit

10.1	Stock Purchase Agreement dated April 11, 2011, by and between Entech Solar, Inc. and The Quercus Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTECH SOLAR, INC.

By:	/s/ Shelley Hollingsworth
Chief Financial Officer

Dated: April 13, 2011

Exhibits.

Exhibit Number	Description of Exhibit

10.1	Stock Purchase Agreement dated April 11, 2011, by and between Entech Solar, Inc. and The Quercus Trust.